UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017

Beacon Roofing Supply, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50924	36-4173371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Huntmar Park Drive, Suite 300

Herndon, VA 20170

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (571) 323-3939

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, on August 24, 2017, Beacon Roofing Supply, Inc., (“Beacon”) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Oldcastle, Inc. and Oldcastle Distribution, Inc., pursuant to which Beacon will acquire for approximately $2.625 billion in cash (subject to a working capital and certain other adjustments as set forth in the Stock Purchase Agreement) all of the outstanding shares of capital stock of Allied Building Products Corp. and an affiliated entity, Kapalama Kilgos Acquisition Corp. (the “Allied Acquisition”). The purpose of this Current Report on Form 8-K is to file the following historical combined financial statements of Allied Building Products Corp. and related companies (collectively, “Allied”) and unaudited pro forma combined financial information to comply with the requirements of Rule 3-05 of Regulation S-X:

(i)	Audited combined financial statements of Allied as of and for each of the fiscal years ended December 31, 2016, January 2, 2016, and December 27, 2014, and the related report thereon of Ernst & Young LLP, Allied’s independent registered public accounting firm, filed herewith as Exhibit 99.1 and incorporated herein by reference;

(ii)	Unaudited condensed combined interim financial statements of Allied as of and for the six-month periods ended July 1, 2017, and July 2, 2016, and the related review report thereon of Ernst & Young LLP, Allied’s independent registered public accounting firm, filed herewith as Exhibit 99.2 and incorporated herein by reference; and

(iii)	Unaudited pro forma condensed combined financial information of Beacon giving pro forma effect to the Allied Acquisition and related proposed financing transactions, consisting of the unaudited pro forma condensed combined statement of operations for the nine months ended June 30, 2017, the unaudited pro forma condensed combined statement of operations for the fiscal year ended September 30, 2016 and the unaudited pro forma condensed combined balance sheet as of June 30, 2017, filed herewith as Exhibit 99.3 and incorporated herein by reference.

The unaudited pro forma condensed combined financial information is provided for informational and illustrative purposes only and is not intended to represent, or be indicative of, the consolidated results of operations or financial position of Beacon that would have been reported had the Allied Acquisition and related proposed financing transactions been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial position of Beacon following the consummation of the Allied Acquisition and related proposed financing transactions. We therefore caution you not to place undue reliance on the unaudited pro forma condensed combined financial information.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm to Allied Building Products Corp. and related companies.

99.1	Audited combined financial statements of Allied Building Products Corp. and related companies as of and for each of the fiscal years ended December 31, 2016, January 2, 2016 and December 27, 2014, and the related report thereon of Ernst & Young LLP.

99.2	Unaudited condensed combined interim financial statements of Allied Building Products Corp. and related companies as of and for the six-month periods ended July 1, 2017, and July 2, 2016, and the related review report thereon of Ernst & Young LLP.

99.3	Unaudited pro forma condensed combined financial information of Beacon Roofing Supply, Inc. giving pro forma effect to the Allied Acquisition and related proposed financing transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Dated: September 18, 2017	By:	/s/ Joseph M. Nowicki
	Name:	Joseph M. Nowicki
	Title:	Executive Vice President and Chief Financial Officer